UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                               (Amendment No. 1)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement
|_|   Confidential, For Use of the Commission Only (as permitted by 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional materials
|_|   Soliciting Material Pursuant To Rule 14a-11(c) or Rule 14a-12

                           ELECTRONIC GAME CARD, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                 ----------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction:

     (5)   Total fee paid:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount previously paid:

     (2)   Form, schedule or registration statement no.:

     (3)   Filing party:

     (4)   Date filed:

                           ELECTRONIC GAME CARD, INC.
                  151 FIRST AVENUE #65 NEW YORK, NEW YORK 10003

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON TUESDAY, SEPTEMBER 2, 2008

To Our Stockholders:

The Annual Meeting of Shareholders of Electronic Game Card, Inc. (the "Company") will be held on Tuesday September 2, 2008 at 10:00 a.m., Eastern Daylight Time ("EDT"), at Grannus Financial Advisors, Inc., 1120 Avenue of the Americas, Suite 4000, New York, NY 10036 for the following purposes:

         1. To elect directors to hold office until the 2009Annual Meeting or until their successors are elected and qualified;

         2. To ratify the selection of Mendoza Berger & Company, L.L.P. as independent auditors for the year ending December 31, 2008; and

         3. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only Stockholders of record at the close of business on July 28, 2008 are entitled to notice of and to vote at the Annual Meeting. A list of Stockholders as of this date will be available during normal business hours for examination by any Stockholder for any purpose germane to the Annual Meeting for a period of ten days prior to meeting at the offices of the Company.

All Stockholders are urged to attend the Annual Meeting in person or by proxy. However, to ensure your representation at the meeting, you are urged to mark, sign, and date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any Stockholder attending the Annual Meeting may vote in person even if such Stockholder has previously returned a proxy. The proxy is revocable and will not affect your right to vote in person in the event you attend the Annual Meeting.

This  notice  and  the   accompanying   proxy  statement  are  being  mailed  to
Stockholders on or about August 5, 2008.

By Order of the Board of Directors

/s/ Linden J H Boyne
-------------------------------------
Linden J H Boyne
Chief Financial Officer and Secretary

New York, New York

July 24, 2008


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


                                 PROXY STATEMENT
                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION CONCERNING SOLICITATION AND VOTING                         3

PROPOSALS ON WHICH YOU MAY VOTE
       Proposal No. 1 - Election of Directors                                  5
       Proposal No. 2 - Ratification of Appointment of Independent
        Auditors                                                               7
         Report of the Audit Committee                                         8
CORPORATE GOVERNANCE                                                           9
       Corporate Governance Policies and Practices                             9
       Stockholder Communications with Directors                               9
       Board Meetings and Committees                                          10
       Non-Employee Director Compensation                                     11
       Certain Relationships and Related Transactions                         12
EXECUTIVE COMPENSATION                                                        12
       Executive Officers                                                     12
       Summary Compensation Table                                             12
       Equity Incentive Plan Information                                      13
       COMPENSATION DISCUSSION AND ANALYSIS                                   14
           Overview of Compensation Programs                                  14
           Objectives of the Compensation Policy                              14
           Elements of Compensation                                           14
           Compensation Committee Report                                      17
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT                17
       Section 16(a) Beneficial Ownership Reporting Compliance                18
INVESTOR INFORMATION                                                          19

                           ELECTRONIC GAME CARD, INC.
                              151 FIRST AVENUE #65
                            NEW YORK, NEW YORK 10003

                                   ----------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON SEPTEMBER 2, 2008

                                   ----------

             GENERAL INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement contains information related to the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of Electronic Game Card, Inc. (the "Company") for use in connection with the Annual Meeting of Stockholders to be held on Tuesday September 2, 2008, beginning at 10:00 a.m., EDT, at Grannus Financial Advisors, Inc., 1120 Avenue of the Americas, Suite 4000, New York, NY 10036., and at any and all adjournments or postponements thereof. This Proxy Statement and the accompanying proxy materials are being mailed to Stockholders on or about August 5, 2008.

INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE

Only holders of record of voting stock at the close of business on July 28, 2008 (the "Record Date") are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. On that date, the Company had 53,205,975 outstanding shares of voting common stock, and 6,549,922 outstanding shares of voting Series A Redeemable Convertible Preferred stock.

REVOCABILITY OF PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

If your shares are registered directly in your name with our transfer agent, then you are considered the stockholder of record with respect to those shares and these proxy materials are being sent directly to you. Each share of common stock is entitled to one vote on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

If your shares are held in "street name" (that is, they are held in the name of a broker, bank or similar organization), you are considered the beneficial holder of such shares and these proxy materials are being forwarded to you by such organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct the stockholder of record on how to vote the shares in your account. If you do not give instructions to your record holder on how to vote, the record holder will be entitled to vote your shares in its discretion. Please follow the voting instructions provided by the organization holding your shares to ensure your vote is counted. If you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from the stockholder of record Shares of common stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, votes submitted by mail, telephone or Internet will be voted by the individuals named on the proxy card (or the individual properly authorized):
(i) FOR the election of each of the Company's nominees for director, and (ii) FOR the ratification of the selection of Mendoza Berger & Company, L.L.P. as independent auditors of the Company for the year ending December 31, 2008. No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of Stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board.

If you will not be able to attend the Annual Meeting to vote in person, you may vote your shares by completing and returning the accompanying proxy card. To vote by mail, please mark, sign and date the accompanying proxy card and return it promptly in the enclosed postage paid envelope. If your shares are registered in more than one name or in more than one account, you will receive more than one card. Please complete and return all of the proxy or vote instruction cards you receive to ensure that all of your shares are voted.

Solicitation of proxies is being made by the Company through the mail, in person, and by telecommunications. The cost of this solicitation will be borne by the Company. Proxies may be solicited by certain of the directors, officers and employees of the Company, without additional compensation, personally or by telephone, letter or facsimile. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

A representative of the Company's transfer agent, will count the vote and act as the inspector of election. Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in the Company's quarterly report on Form 10-QSB for the third quarter of 2008.

OTHER MATTERS

In the event that any matter not described herein is properly presented for a Stockholder vote at the meeting, or any adjournment thereof, the persons named in the form of proxy will vote in accordance with their best judgment. At the time this proxy statement went to press, the Company knew of no other matters that might be presented for Stockholder action at the meeting.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of the Company's Series A Redeemable Convertible Preferred Stock and holders of the Company's common stock, together which vote as a single class, issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting with respect to such matter.

Broker non-votes with respect to Proposal 2 shall be treated the same as abstentions, and therefore shall have the effect of a vote against such proposals. Broker non-votes as to all other proposals will not be counted for purposes of determining the presence or absence of a quorum, will not be counted as votes for or against such proposals, and will not be included in calculating the number of votes necessary for approval of such proposals.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Any Stockholder who intends to present a proposal at the 2009 Annual Meeting of Stockholders must ensure that the proposal is received by the Corporate Secretary at Electronic Game Card, Inc., 151 First Avenue, #65 New York NY1003, not later than June 25, 2009 in order to be considered for inclusion in our proxy materials for that meeting. If the date of the annual meeting for 2009 is moved by more than 30 days from the date of this year's Annual Meeting, then the deadline for receiving stockholder proposals shall be a reasonable time before the Company begins to print and mail the proxy statement for the 2009 annual meeting.

As a stockholder, you may recommend any person as a nominee for director of Electronic Game Card for consideration by the Governance Committee by submitting the name and supporting information in writing to the Governance Committee of the Board of Directors, c/o Secretary, Electronic Game Card Inc., 151 First Avenue, #65 New York NY1003, The recommending stockholder must meet the eligibility requirements for submitting a stockholder proposal for inclusion in that proxy statement, a written recommendation must be received by the Company by June 25, 2009 and the written recommendation must contain the following:

         o The candidate's name, age, address, principal occupation or employment, the number of shares of common stock such candidate beneficially owns, a brief description of any direct or indirect relationships with the Company, and the information that would be required in a proxy statement soliciting proxies for the election of the candidate as a director;

         o A signed consent of the nominee to cooperate with reasonable background checks, requests for information and personal interviews and to serve as a director, if elected; and

         o A description of all relationships or arrangements between the recommending stockholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made, as well as a list of all other companies that the stockholder has recommended the candidate to for election as a director in that year.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

The following nominees currently serve on the Company's Board or have agreed to serve as a director if elected. The Company believes that each of them will be available to serve if elected. Based on the recommendation of the Governance Committee, the Board of Directors has nominated the following directors for election. The names and ages of the nominees and their principal occupations or employment during the past several years are set forth below.

NOMINEES FOR ELECTION TO ONE-YEAR TERMS EXPIRING AT THE 2009 ANNUAL  STOCKHOLDER
MEETING:

NAME                        AGE                     BACKGROUND
-----------------------    ------   --------------------------------------------
Lee J. Cole                  47     Mr.  Cole has  served as a  director  of our
                                    Company since December 2002 and has been the
                                    interim   Chief   Executive   Officer  since
                                    February 2006. Since 1998, Mr. Cole has been
                                    a  principal  with  Tech  Capital  Group,  a
                                    technology  consulting and  investment  firm
                                    that has  investments  in private and public
                                    information   and   healthcare    technology
                                    companies.   Mr.   Cole  has  also   been  a
                                    consultant  for Sterling  FCS Limited  since
                                    March 2003. Mr. Cole served as a director of
                                    Enhance   Biotech,   Inc.  from  2003  until
                                    January 2008. He served as a director of Neuro Bioscience, Inc. from January 2002 until January 2008. Mr. Cole served as a director of Auto Data Network, Inc. from
                                    2001 until January 2008. He was a director of Stem Cell Ventures, Inc. from April 2004 to October 2007. He has been a Director of Advance Nanotech, Inc. since October 2004, and has been interim Acting Chief Executive
                                    Officer  since April 28, 2008. He has been a
                                    Director of Avantogen  Oncology,  Inc. since
                                    May 2006. In September  2004 Mr. Cole became
                                    Chairman of Gardant Pharmaceuticals, Inc., which ceased to be a public company when it was acquired by another company in December
                                    2006.

Linden J H Boyne            65      Mr.  Boyne has  served as a  director  since
                                    December 2002 and is Chief Financial Officer
                                    and Company Secretary.  He served as Company
                                    Secretary  of Auto  Data  Network,  Inc from
                                    2001 to January 2008 and of Aftersoft Group,
                                    Inc from December 2005 to March 2008. He was
                                    previously    Managing   Director   of   NSS
                                    Newsagents Retail and served as a consultant
                                    to  a  number  of  businesses   advising  on
                                    operations.

Lord Leonard Steinberg      71      Lord Steinberg  founded  Stanley  Leisure in
                                    Belfast  in 1958 with one  licensed  betting
                                    shop. Stanley Leisure plc became the largest
                                    casino  operator and fourth  largest  retail
                                    bookmaker  with  600  shops  in  the  United
                                    Kingdom.  In 2005  Stanley  sold its  retail
                                    bookmaking   operations   for  504m   pounds
                                    Sterling   (approximately  $1  billion)  and
                                    returned  327m  pounds  (approximately  $650
                                    million) to Stockholders.  In 2006,  Stanley
                                    then  sold  its  45   casinos   to   Genting
                                    International   for    approximately    $1.3
                                    billion.   In   addition   to   his   highly
                                    successful  business career,  Lord Steinberg
                                    was made a  Conservative  Life  Peer in 2004
                                    and is an  active  member  of the  House  of
                                    Lords in the  United  Kingdom.  He is a well
                                    known  philanthropist and is a member of the
                                    Board  of  Directors  of  Medgenics,  a U.S.
                                    incorporated  biopharmaceutical  company,  L
                                    Sports   Investments   Ltd.,   Stanley   Bet
                                    Holdings  Ltd.,  and  Stanley  Bet  Overseas
                                    Investments Ltd.

Eugene Christiansen         62      Mr. Eugene  Christiansen  has been active as
                                    an   executive   and   consultant   to   the
                                    commercial    gambling   and   entertainment
                                    industries since 1976 through New York based
                                    Christiansen   Capital  Advisors  where  Mr.
                                    Christiansen has conducted  numerous studies
                                    of the  economics  and  regulation of casino
                                    gaming.  Mr.  Christiansen  is the author of
                                    acclaimed  articles  dealing  with  casinos,
                                    horse racing,  greyhound  racing,  jai alai,
                                    off-track  betting,  lotteries  and  related
                                    activities  in  trade,   professional,   and
                                    academic publications.  Mr. Christiansen has
                                    also  co-authored  an  influential  academic
                                    study of  gambling,  The  Business  of Risk:
                                    Commercial  Gambling in  Mainstream  America
                                    and is a member  of the  advisory  boards of
                                    the National Council on Problem Gambling and
                                    the  Institute for the Study of Gambling and
                                    Commercial   Gaming  at  the  University  of
                                    Nevada, Reno.

Anna Houssels               40      Ms.   Anna   Houssels  is   currently   Vice
                                    President  of VIP Sales for City  Center Las
                                    Vegas,  an $8 billion  mixed use real estate
                                    project developed as a joint venture between
                                    MGM Mirage and Dubai World. In this capacity
                                    she focuses on expanding  the sales  network
                                    through VIP  customers  and  referrals,  and
                                    licensing  with MGM  Mirage  key  executives
                                    plus   international   and  domestic  casino
                                    marketing   teams.   Her    responsibilities
                                    include  leading event sales  nationally and
                                    internationally,  and  developing  new sales
                                    leads   through   "business   to   business"
                                    channels.  Prior to joining  City Center Ms.
                                    Houssels   owned   and   operated   Houssels
                                    Properties, a Las Vegas real estate firm specializing in selling exclusive residences to local and a large international network.

REQUIRED VOTE

Directors are elected by a "plurality" of the shares voted. This means that the nominee with the largest number of votes will be elected, up to the maximum number of directors to be chosen. Stockholders can either vote "FOR" the nominee or withhold authority to vote for the nominee. Neither shares that are withheld ("abstentions") nor broker non-votes have any effect on the outcome of the election for directors.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE FOREGOING DIRECTOR NOMINEES.

                                 PROPOSAL NO. 2

      RATIFICATION OF THE APPOINTMENT OF MENDOZA BERGER AND COMPANY, L.L.P.
                AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the recommendation of the Audit Committee, the Board of Directors has appointed Mendoza Berger and Company, L.L.P., an independent registered public accounting firm, to audit the financial statements of the Company for the year ending December 31, 2008. The Audit Committee is submitting its selection to the Stockholders for ratification. Mendoza Berger & Company, L.L.P. has served as the Company's auditor for the years ended December 31, 2006 and 2007, and has no financial interest of any kind in the Company except the professional relationship between auditor and client. A representative of Mendoza Berger & Company, L.L.P. is expected to attend the meeting, will be afforded an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions by Stockholders.

The following table shows the fees billed or expected to be billed to the Company for the audit and other services provided by our accountants for 2007 and 2006:

                                                            2007          2006
                                                          --------      --------

Audit Fees                                                $ 71,736      $ 55,553

Tax and Other Fees                                        $   --        $   --
                                                          --------      --------
Total                                                     $ 71,736      $ 55,553
                                                          ========      ========

AUDIT FEES: This category includes the audit of our consolidated financial statements and reviews of the financial statements included in our Quarterly Reports on Form 10-QSB. This category also includes advice on accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, SEC registration statements and comfort letters.

ALL OTHER FEES: None.

INDEPENDENCE ASSESSMENT BY AUDIT COMMITTEE

The Company's Audit Committee considered and determined that the provision of the services provided by Mendoza Berger and Company, L.L.P. as set forth herein is compatible with maintaining Mendoza Berger and Company, L.L.P.'s independence.

Our Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor. Unless a type of service to be provided by the independent auditor has received general pre-approval, subject to certain dollar limitations, it will require specific pre-approval by the Audit Committee. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless otherwise determined by the Audit Committee or otherwise required by applicable law, the Chairperson of the Audit Committee has the right to exercise the pre-approval authority of the Audit Committee. The
Audit Committee has determined that the professional services rendered by our accountants are compatible with maintaining the principal accountant's independence. The Audit Committee gave prior approval to all audit and non-audit services rendered in 2007.

REQUIRED VOTE

Proposal No. 2 requires the affirmative vote of a majority of the votes cast on the proposal. Stockholders may vote "for" or "against" the proposal or they may abstain from voting on the proposal. Abstentions will have the effect of voting "against" the proposal, but broker non-votes will not have any effect on the outcome of this proposal. Stockholders are asked to ratify the action of the Board of Directors in making this appointment. In the event the Stockholders do not approve this proposal, the Audit Committee will reconsider the appointment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2, THE RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Audit Committee has reviewed and discussed the audited financial statements with management. In addition, the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statements on Auditing Standards No. 90.

The Audit Committee has also received the written disclosures and the letter from the independent accountants required by Independence Standards Board
Standard No. 1 "Independence Discussions with Audit Committees," and has discussed with Mendoza Berger & Company, L.L.P., its independence, including whether their provision of other non-audit services to the Company is compatible with maintaining its independence.

The Audit Committee discussed with the Company's independent auditors the overall scope and plans for the respective audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluation of the Company's internal controls and the overall quality of the Company's reporting.

Based upon the review and discussions referred to in the foregoing paragraph, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2007 for filing with the Securities and Exchange Commission. The Audit Committee and the Board also have recommended, subject to Stockholder approval, the selection of the Company's independent auditors.

No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be "filed" under either the Securities Act or the Exchange Act.


                                    /S/ LEE COLE
                                    --------------------------
                                    LEE COLE, CHAIRMAN

                                    /S/ LINDEN BOYNE
                                    --------------------------
                                    LINDEN BOYNE

                                    JULY 11, 2008


                              CORPORATE GOVERNANCE

The Company's Board of Directors and management are committed to responsible corporate governance to ensure that the Company is managed for the long-term benefit of its Stockholders. To that end, the Board of Directors and management periodically review and update, as appropriate, the Company's corporate governance policies and practices. In doing so, the Board and management review published guidelines and recommendations of institutional stockholder organizations and current best practices of similarly situated public companies. The Board and management also regularly evaluate and, when appropriate, revise the Company's corporate governance policies and practices in accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and listing standards issued by the Securities and Exchange Commission ("SEC").

All of our employees, officers and directors are subject to our Code of Business Conduct and Ethics Policy, which is available on the Company's website at
www.electronicgamecard.com. The ethics policy meets the code of ethics requirements of the SEC. If any material provisions of our Code of Business Conduct and Ethics Policy are waived for our Chief Executive Officer or senior financial officers, or if any substantive changes are made to our policy as they relate to any director or executive officer, we will disclose that fact on our website within five (5) business days. In addition, any other material amendment of our Code of Business Conduct and Ethics Policy will be so disclosed. As part of our Code of Business Conduct and Ethics Policy, we have made a "whistleblower" hotline available to all employees for anonymous reporting of financial or other concerns. The Audit Committee receives directly, without management participation, all hotline activity reports, including complaints on accounting, internal controls or auditing matters.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

Stockholders who wish to communicate with the Board or with a particular director may send a letter to the Secretary of the Company at Electronic Game Card, Inc., 151 First Avenue #65 New York NY 10003. The mailing envelope should contain a clear notation indicating that the enclosed letter is a "Board Communication" or "Director Communication." All such letters should state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will circulate the communications (with the exception of commercial solicitations) to the appropriate director or directors. Communications marked "Confidential" will be forwarded unopened.

BOARD MEETINGS AND COMMITTEES

With proposed expansion of the Company's Board in the fall of 2008, the Board has recruited one independent director "as defined in accordance with paragraph
(a)(1) of Item. 407 Corporate Governance " who will be appointed as a member of the Audit Committee and the Governance Committee. The Board reviews at least annually the Company's business initiatives, capital projects and budget matters. Each current director attended at least 75% of the meetings of the Board of Directors and Board committees on which such director served during 2007. The Board has three standing committees - an Audit Committee, a Compensation Committee, and Governance Committee. Current committee members are listed below. New committee members will be appointed at the Board meeting immediately following the upcoming Annual Meeting of Stockholders. Each committee has a charter which is available on the Company's website at www.electronicgamecard.com. In the ordinary course all the Directors are expected to attend the annual meeting of security holders of the company.

The  directors  of  Electronic  Game  Card,   Inc.,  their  ages  and  committee
memberships as of July 1 2008:

                                          COMMITTEE MEMBERSHIP
--------------------------------------------------------------------------------
NAME                   AGE        DIRECTOR      AUDIT      COMPEN-    GOVERNANCE
                                   SINCE                   SATION
--------------------------------------------------------------------------------

Lee J. Cole             47           2003       Chair       Chair          X
Linden Boyne            65           2003         X            X         Chair
Gordon McNally*         66           2006         X            X

*Not standing for re-election

AUDIT COMMITTEE: The functions of the Audit Committee are to recommend selection of independent public accountants to the Board, to review the scope and results of the year-end audit with management and the independent auditors, to review the Company's accounting principles and its system of internal accounting controls and to review the Company's annual and quarterly reports before filing with the Securities and Exchange Commission. The Audit Committee also reviews and approves all related-party transactions. The Board has determined that all members of the Audit Committee are financially literate, as that term is defined by NASDAQ and by applicable SEC rules. The Audit Committee met four times during 2007 and all members of the Audit Committee attended those meetings.

EXECUTIVE COMPENSATION COMMITTEE: The Executive Compensation Committee reviews and approves salaries, bonuses and other benefits payable to the executive officers and administers the 2005 Equity Compensation Scheme as amended. All of the current directors are members of the Executive Compensation Committee. The Executive Compensation Committee met once in 2007.

GOVERNANCE COMMITTEE: The Governance Committee is responsible for proposing a slate of directors for election by the Stockholders at each annual meeting and for proposing candidates to fill any vacancies. The Governance Committee currently consists of the whole Board. The Governance Committee met once in 2007.

The Governance Committee manages the process for evaluating current Board members at the time they are considered for re-nomination. After considering the appropriate skills and characteristics required on the Board, the current makeup of the Board, the results of the evaluations, and the wishes of the Board members to be re-nominated, the Governance Committee recommends to the Board whether those individuals should be re-nominated.

The Governance Committee meets at least on an annual basis and will review with the Board whether it believes the Board would benefit from adding any new member(s), and if so, the appropriate skills and characteristics required for the new member(s). If the Board determines that a new member would be beneficial, the Governance Committee solicits and receives recommendations for candidates and manages the process for evaluating candidates. All potential candidates, regardless of their source, are reviewed under the same process. The Governance Committee (or its chairman) screens the available information about the potential candidates. Based on the results of the initial screening, interviews with viable candidates are scheduled with Governance Committee members, other members of the Board and senior members of management. Upon completion of these interviews and other due diligence, the Governance Committee may recommend to the Board the election or nomination of a candidate.

Candidates for independent Board members have typically been found through recommendations from directors or others associated with the Company. Stockholders may also recommend candidates by sending the candidate's name and resume to the Governance Committee under the provisions set forth above for communication with the Board. The deadline to submit recommendations for nominees for election to the Board at the Company's 2009 Annual Meeting of Stockholders is June 25, 2009. If the date of the annual meeting for 2009 is moved by more than 30 days from the date of this year's Annual Meeting, then the deadline for receiving recommendations for nominees shall be a reasonable time before the Company begins to print and mail the proxy statement for the 2009 annual meeting.

The Governance Committee has no predefined minimum criteria for selecting Board nominees, irrespective of the source of the recommendation of the nominee to the Governance Committee, although it believes that all independent directors should share qualities such as independence; experience at the corporate, rather than divisional level, relevant non-competitive experience; and strong communication and analytical skills. In any given search, the Governance Committee may also define particular characteristics for candidates to balance the overall skills and characteristics of the Board and the perceived needs of the Company. However, during any search the Governance Committee reserves the right to modify its stated search criteria for exceptional candidates. Lord Steinberg offered to join the Board and serve as its Executive Chairman, and subsequently recommended Mr. Christiansen and Ms. Houssels for consideration as Board nominees by the Governance Committee.

NON-EMPLOYEE DIRECTOR COMPENSATION

Members of the Board of Directors who are not employees of the Company receive a retainer of $12,500 per quarter. Pursuant to the Company's 2007 Equity
Compensation Plan, newly appointed Independent Directors will receive share options as well. Employee directors do not receive compensation for serving as directors or for attending Board of Directors, committee or stockholder meetings. The Company maintains a written compensation policy for its non-employee directors. The Company does not provide additional compensation for service on any of its Board committees.

The following table provides information on compensation awarded or paid to the non-employee directors of the Company for the fiscal year ended December 31, 2007.

                           FEES EARNED OR PAID     OPTION AWARDS
            NAME             IN CASH ($)(1)           ($) (3)       TOTAL ($)
--------------------------------------------------------------------------------

G. McNally                     12,500(1)               None          50,000

(1) The annual retainer is paid quarterly.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company's Audit Committee reviews, approves, or ratifies any related party transaction of a character or magnitude that would be required to be reported pursuant to applicable rules and regulations and of which it has been made aware. The Company's directors, executive officers and other identified persons are required to bring such transactions to the attention of the Audit Committee to seek advance approval by the Audit Committee. This policy is set forth in the Company's Corporate Governance handbook. The Audit Committee was not required to review any such transaction during the Company's last fiscal year.

Lord Steinberg has entered into an appointment agreement with the Company providing that if he is elected as a Director he will also be appointed as Chairman of the Board of Directors of the Company. Lord Steinberg's appointment agreement provides that his compensation as Executive Director shall be $250,000 per annum. In exchange for agreeing to appointment and service as Chairman, upon election Lord Steinberg shall be granted options to purchase 2,000,000 shares of the Company's common stock.

Each of Anna Houssels and Eugene Christensen have entered into appointment agreements with the Company providing that elected a Director of the Company each will receive $50,000 per annum as non-Executive Directors.

                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

The executive officers of Electronic Game Card, Inc., and their ages, as of July 1, 2008 are as follows:

            NAME             AGE                   PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------

     Lee Cole                 47          Interim CEO and Chairman of the Board

     Linden Boyne             65          Chief Financial Officer and Secretary


                           SUMMARY COMPENSATION TABLE

The following table sets forth a summary of annual and long-term compensation awarded to, earned by, or paid for the fiscal year ended December 31, 2007 to the Chief Executive Officer and Chief Financial Officer of Electronic Game Card, Inc. and each of the next three most highly compensated executive officers (as defined in Rule 3b-7 under the Exchange Act) of Electronic Game Card, Inc. serving at the end of the year (the "NEOs"):

                                                                                 NON-EQUITY
                                                                                  INCENTIVE     ALL OTHER
                                                           STOCK      OPTION     PLAN CONPEN-    COMPEN-
PRINCIPAL                         SALARY($)   BONUS($)   AWARDS($)   AWARDS($)    SATION($)     SATION($)
POSITION                 YEAR       (1)         (2)         (3)         (4)          (5)           (6)      TOTAL($)
--------------------------------------------------------------------------------------------------------------------
Lee Cole                 2007     $      0      N/A      $      0    $      0        N/A        $      0    $      0
Interim CEO


                                       12


Linden Boyne             2007     $      0      N/A      $      0    $      0        N/A        $      0    $      0
Chief Financial
Officer & Secretary

Gordon McNally (3)       2007     $ 50,000      N/A      $      0    $      0        N/A        $      0    $ 50,000

(1) Per SEC rules, the salary column represents the amount of actual gross wages paid in 2007 to the Executive Officer. Mr. Cole and Mr. Boyne were separately remunerated by a service company, Sterling FCS Ltd, who invoiced $200,000 for their joint services in 2007 and received 4,000,000 stock options in January 2007, 2,250,000 of which have been exercised by Sterling FCS Ltd. Neither Mr. Cole nor Mr. Boyne are officers, directors or beneficial owners of, or exercise managerial control with respect to, Sterling FCS Ltd.

(2)      The Company did not pay any cash bonuses.

(3)      Gordon McNally is not standing for re-election.

EQUITY COMPENSATION PLAN INFORMATION

The Company presently has a single plan for the granting of equity incentives to directors, employees and consultants -first approved in 2002 and reapproved by the Board in 2007. The 2007 Equity Compensation Plan (the "Plan"). Provides for up to 10% of the issued common stock to be made available for Stock grants and options to purchase common stock may be issued under the Plan. The Plan is intended to be a broad-based, long-term retention program that is intended to attract and retain talented employees, directors and consultants. The purpose of the Plan is to promote the success, and enhance the value, of the Company by aligning the interests of participants with those of the Company's Stockholders.

The Company has issued 5,000,000 shares of its common stock pursuant to grants under the Plan. Under the Plan, participants may be granted shares of the Company's common stock or options to purchase common stock. The Board delegated administration of the Plan to the Executive Compensation committee. The Executive Compensation committee will be responsible for approving all grants made under the Plan.

EMPLOYMENT  CONTRACTS  AND  TERMINATION  OF  EMPLOYMENT  AND   CHANGE-IN-CONTROL
ARRANGEMENTS

Mr. Cole and Mr. Boyne provide their services through a management company Sterling FCS Limited. Neither Mr. Cole nor Mr. Boyne are officers, directors or beneficial owners of, or exercise managerial control with respect to, Sterling FCS Ltd. The Company has employed Sterling since 2003. The current contract runs until March 31, 2009 and is subject to termination on six months notice.

                      COMPENSATION DISCUSSION AND ANALYSIS

Electronic Game Card's compensation programs for the named executive officers (the "NEOs") (as defined in the regulations under the federal securities laws) listed in the Summary Compensation Table appearing in this Proxy Statement and the Company's other executives are designed to aid in the attraction, retention and motivation of these employees. The programs are administered by the Executive Compensation Committee of the Board of Directors (the "Committee"). The Committee operates under a charter adopted by the Board of Directors that provides the authority to interpret the Company's compensation, equity and other benefit plans and establish the rules for their implementation and administration. Through these compensation programs, the Company seeks to foster a performance-oriented culture by linking a significant portion of each NEOs' compensation to the achievement of performance targets that are important to the success of the Company and its Stockholders. This discussion and analysis describes Electronic Game Card, Inc.'s current compensation programs and policies, which are subject to change.

OVERVIEW OF COMPENSATION PROGRAMS

The Company's executive compensation strategy is comprised of three elements: base salary, equity-based compensation and benefits and perquisites.

Base salary and equity-based compensation are used to attract executives and reward them for performance. Equity-based compensation is designed to (i) align the interests of the NEOs and other executives with stockholders in the creation of long-term value, (ii) retain employees through the use of vesting schedules, and (iii) foster a culture of stock ownership. In January 2007, the Company awarded 5,000,000 share options pursuant to the Plan.

OBJECTIVES OF THE COMPENSATION POLICY

The primary objectives of the Company's executive compensation programs are to attract, retain and motivate executives critical to the Company's long-term growth and success and the creation of Stockholder value by appropriately rewarding such individuals for their achievements. To this end, the Company has adopted the following guiding principles:

         a. PERFORMANCE-BASED: Compensation levels should be determined based on Company and individual results compared to quantitative and qualitative performance goals and objectives set at the beginning of the year. The Compensation Committee reviews and approves quarterly performance metrics as part of the quarterly performance award.

         b. STOCKHOLDER-ALIGNED: Equity-based compensation should represent a significant portion of compensation to more closely align the interests of the NEOs and other executives with those of the Stockholders.

         c. FAIR AND COMPETITIVE: Compensation levels should be perceived as fair, internally and externally, and competitive with overall compensation levels at other companies in our industry, including larger companies from which we may want to recruit.

ELEMENTS OF COMPENSATION

The Company seeks to achieve these objectives through three key compensation elements:

         o        Base Salary,

         o        Equity-based Compensation, and

         o        Benefits and Perquisites.

The Company considers each of these elements when setting total compensation levels, but does not use a pre-determined formula in which each element constitutes a specific percentage of overall compensation.

In making compensation decisions, we consider the compensation practices of and the competitive market for executives at companies with which we compete for talent. To this end, the Company utilizes a number of resources that, during 2007, included: Executive compensation information compiled from the proxy statements of other companies and executive compensation information compiled from a peer group of companies. The peer group currently consists of the following companies:

References to "market data" herein refer to proxy data. The Company uses market data in establishing total compensation objectives and ensuring that compensation for the NEOs and other executives is within the broad range of comparative pay of the peer group companies. The Company does not target a specific position in the range of comparative data for each individual or for each component of compensation. For 2007, total compensation of the Company's NEOs and other executives is believed to be generally within the 40th to 50th percentile of the market as described above, although individuals may be compensated above or below this level based on competitive factors, the Company's financial and operating performance and consideration of individual performance and experience.

BASE SALARY

The Company pays base salaries in order to attract executives and reward them for performance. Base salaries are determined in accordance with the responsibilities of each NEO, market data for the position and the NEO's individual performance and experience. The Company considers each of these factors but does not assign a specific value to each factor. Base salaries for NEOs and other executives are typically set during the first half of the year in conjunction with the Company's annual performance review process.

EQUITY-BASED COMPENSATION

The Company grants equity-based awards, such as stock options and stock grants, to the NEOs and certain other key employees to create a clear and strong alignment between compensation and Stockholder return and to enable the NEOs and other employees to develop and maintain a stock ownership position in the Company that will vest over time and act as an incentive for the employee to remain with the Company.

An accounting pronouncement adopted by the Financial Accounting Standards Board and effective for the Company beginning on January 1, 2006 ("FAS 123(R)"), requires us to measure the value of equity awards based on the fair value of the award on the grant date. That cost is recognized in our statements of operations over the period during which an employee is required to provide service in exchange for the award, which is usually the vesting period. FAS 123(R) applies to all equity-based compensation awarded on or after January 1, 2006, and to existing stock options that vest after January 1, 2006.

In 2006, the Committee approved grants of stock options to executive officers. Stock options are granted at an exercise price equal to fair market value on the date of grant, have a term of ten years from the date of grant and, subject to the recipient's continued employment, become exercisable over a three year period. Because stock options have value to the holder only if the Company's stock price appreciates, the Committee believes that executives holding such options are properly focused on enhancing Stockholder value over time.

The Company intends to use a combination of stock option grants and stock awards as elements of a cost effective long term incentive compensation strategy. In addition, stock awards are an effective means for encouraging and creating stock ownership among the Company's executives and key employees.

The number of stock options or shares of stock granted to each individual is based on several factors including, but not limited to, the Company's guidelines for awards based on competitive market data, the individual's level of responsibility, past performance and ability to affect future Company performance, recent noteworthy achievements and the cost for such awards. Typically, the Committee has granted equity awards at its scheduled meetings that, in the case of the quarterly grant of stock awards, is generally held during the one month period following the end of each quarter. The Committee approves a schedule setting forth each award on an individual-by-individual basis. The date of the Committee approval is fixed as the grant date on which the fair market value of the award is based. The Committee has not granted, nor does it intend to grant, equity compensation to executives in anticipation of the release of material nonpublic information that is likely to result in changes to the price of the Company's stock. Furthermore, the Committee has not timed, nor does it intend to time, the release of material nonpublic information based on equity award grant dates.

BENEFITS AND PERQUISITES

The Company provides a limited number of benefits and perquisites to its executive officers that it believes are required to remain competitive with the goal of promoting enhanced employee productivity and loyalty to the Company. The Committee periodically reviews the levels of benefits and perquisites provided to executive officers. The NEOs participate in the Company's Health Insurance plan, which pays 95% of the cost for health coverage for each employee and the employee's family.

The Company does not maintain other perquisite programs, such as post-retirement health and welfare benefits, defined or supplemental pension benefits or deferred compensation arrangements.

FINANCIAL AND TAX CONSIDERATIONS

In 2007, in connection with the implementation of FAS 123(R), the Company revised its long-term incentive strategy, which previously was based principally on stock grants. The Company created a long-term incentive strategy based on restricted stock and stock options for executives at certain levels, including the Company's CEO and the other NEOs. The financial impact of equity-based compensation, under FAS 123(R), including restricted stock and stock options, is fixed at the time of award. Under the Company's revised strategy, the CEO and the other NEOs receive restricted stock (that reinforces a stock ownership culture and provides continued retention incentive, even in a down market) and stock options (that have value only if there is stock price appreciation).

In designing our compensation programs, the Company takes into account the financial impact and tax effects that each element will or may have on the Company and the executives. Section 162(m) of the Code limits the Company's tax deduction to $1,000,000 per year for compensation paid to each of the Named Executive Officers, unless certain requirements are met. The Committee's present intention is to structure executive compensation so that it will be predominantly deductible, while maintaining flexibility to take actions it deems to be in the best interest of the Company and its Stockholders, even if these actions may result in the Company paying certain items of compensation that may not be fully deductible.

CONCLUSION

Attracting and retaining talented and motivated management and employees is essential to creating long-term Stockholder value. Offering a competitive, performance-based compensation program with a large equity component helps to achieve this objective by aligning the interests of the executive officers and other key employees with those of Stockholders. We believe that the Company's 2007 compensation program met these objectives.


                     EXECUTIVE COMPENSATION COMMITTEE REPORT

The information contained in this report shall not be deemed to be "soliciting material" or "filed" with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document file under the Securities Act or Exchange Act.

The Committee has reviewed and discussed with management the Compensation Discussion and Analysis for 2007. Based on the review and the discussions, the Committee recommended to the Board of Directors (and the Board approved), that the Compensation Discussion and Analysis be included in the Company's Proxy Statement for its 2008 Annual Meeting of Stockholders.

                  This report is submitted by the Committee.

                                    /S/ LEE COLE
                                    --------------------------
                                    LEE COLE, CHAIRMAN

                                    /S/ LINDEN BOYNE
                                    --------------------------
                                    LINDEN BOYNE

                                    JULY 11, 2008


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company's common stock as of July 1, 2008 by:

         i. each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's common stock,

         ii.      each director,

         iii. each of the Company's nominees in this Proxy Statement for election as a director of the Company,

         iv.      each Named Executive Officers (NEOs), and

         v.       all directors and executive officers as a group.

Except as otherwise indicated in the footnotes to the table, the Company believes that each of the persons or entities named in the table exercises sole voting and investment power over the shares of common stock that each of them beneficially owns, subject to community property laws where applicable.

                                                     SHARES OF COMMON STOCK
                                                       BENEFICIALLY OWNED                      PERCENTAGE
                                          --------------------------------------------      OF TOTAL SHARES
NAME AND ADDRESS OF OWNER (1)               SHARES         OPTIONS (2)          TOTAL         OUTSTANDING
--------------------------------------    --------------------------------------------     -----------------
   Anna Houssels                                   0          500,000          500,000            *
   Eugene Christiansen                             0          500,000          500,000            *
   Leonard Steinberg (3)                   4,022,200        2,000,000        6,022,200          10.04
   Lee Cole                                        0                0                0            *
   Linden Boyne                                    0                0                0            *

   Pequet Capital Management               9,385,874                0        9,385,874          16.2
   500 Nayla Farm Road
   Westport, CT 06880

   Ingells & Snyder                        3,113,500                0        3,133,500           5.4
   61 Broadway
   New York, NY 10006

   Delta Onshore LP                        7,369,333                0        7,369,333          12.7
   Delta Institutional LP
   Delta Offshore Ltd.
   Delta Pleides
   900 3rd Avenue, 5th Floor
   New York, NY 10022

--------------------------------------    --------------------------------------------     -----------------
   All Officers & Directors as a group     4,022,200        3,000,000        7,022,200          12.1
--------------------------------------    --------------------------------------------     -----------------

* Less than one percent.

(1) Unless otherwise set forth in the table or in a footnote below, the address of each Stockholder is c/o Electronic Game Card, Inc., 151 First Avenue #65 New York NY 10003.
(2) Assumes that Lord Steinberg, Ms. Houssels and Mr. Christiansen are elected to the Board.
(3)      Lord Steinberg acquired this stock in the market.

A person is deemed to be the beneficial owner of securities owned or that can be acquired by such person within 60 days of the measurement date upon the exercise of stock options. Each person's percentage ownership is determined by assuming that stock options beneficially owned by such person (but not those owned by any other person) have been exercised.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, the Company's directors and officers and its significant Stockholders (defined by statute as Stockholders beneficially owning more than ten percent (10%) of the common stock) are required to file with the Securities and Exchange Commission reports of ownership, and changes in ownership, of common stock. These persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. SEC regulations require us to identify in this proxy statement anyone who filed a required report late or failed to file a required report. Based solely on a review of the reports received by it, the Company believes that during 2007 all reports were filed in a timely manner.

                                   FORM 10-KSB

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON TO WHOM A COPY OF THIS PROXY STATEMENT IS DELIVERED, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (NOT INCLUDING EXHIBITS TO THE FORM 10-KSB). WRITTEN
REQUESTS FOR SUCH COPIES SHOULD BE DIRECTED TO ELECTRONIC GAME CARD, INC., INVESTOR RELATIONS, 151 FIRST AVENUE #65 NEW YORK NY 10003.

                              INVESTOR INFORMATION

All reports filed by the Company with the SEC are available free of charge via EDGAR through the SEC website at www.sec.gov. In addition, the public may read and copy materials filed by the Company with the SEC at the SEC's public reference room located at 450 Fifth St., N.W., Washington, D.C. 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The Company also provides copies of its Forms 8-K, 10-QSB, 10-KSB, Proxy, Annual Report and press releases at no charge to investors upon request and makes electronic copies of such reports and press releases available through its website at www.electronicgamecard.com as soon as reasonably practicable after filing such material with the SEC. Requests should be sent to the Company, attention: Linden Boyne, Chief Financial Officer and Secretary.

The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Linden Boyne
-----------------------
Linden Boyne, Secretary

New York, New York

July 24, 2008

                PROXY FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, a stockholder of ELECTRONIC GAME CARD, Inc., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Lee J. Cole, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on September 2, 2008, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:

A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1.    To elect the following five nominees as directors:

    Lee J. Cole   Linden J H Boyne   Lord Leonard      Eugene      Anna Houssels
                                       Steinberg    Christiansen

      |_| FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below)

      |_| WITHHELD for all nominees listed above

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:)

         -----------------------------------------------------------------------

         The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

Proposal 2.    To ratify  the appointment of Mendoza Berger & Company, L.L.P. as independent auditors for the year ending December 31, 2008:

               |_| FOR             |_| AGAINST          |_| ABSTAIN

The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting dated July 24, 2008 and the accompanying Proxy Statement relating to the Annual Meeting.

                           Dated:___________________________, 2008

                           Signature:_____________________________

                           Signature:_____________________________
                           Signature(s) of Stockholder(s)
                           (See Instructions Below)

                           The Signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Share Certificate. If stock is held jointly, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

           |_| Please indicate by checking this box if you anticipate
                         attending the Annual Meeting.

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE